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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 02549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): MARCH 6, 2003


                     SEACOAST FINANCIAL SERVICES CORPORATION
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             (Exact name of registrant as specified in its charter)


        MASSACHUSETTS                000-25077                   04-1659040
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)            Identification No.)


ONE COMPASS PLACE, NEW BEDFORD, MASSACHUSETTS                      02740
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (508) 984-6000


                                 NOT APPLICABLE
          -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.

         Seacoast Financial Services Corporation, holding company for CompassBank and Nantucket Bank, issued a press release today announcing that it will record a provision in the first quarter of 2003 of approximately $11.2 million, representing an estimate of the additional state tax liability, including interest (net of any federal or state tax deduction associated with such taxes and interest), relating to the deduction for dividends received by Compass Bank and Nantucket Bank from their real estate investment trust subsidiaries (REITs) for the 1999 through 2002 fiscal years, thus reducing earnings for the first quarter of 2003 by that amount.

         A copy of the press release is attached as an exhibit.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Not Applicable.

         (b)  Not Applicable.

         (c)  Exhibits: The following exhibit is filed as part of this report:

              EXHIBIT NO.               DESCRIPTION

              99.1                      Press Release dated March 6, 2003.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      SEACOAST FINANCIAL SERVICES CORPORATION


Dated: March 6, 2003                  By: /s/ Francis S. Mascianica
                                          Francis S. Mascianica
                                          Treasurer and Chief Financial Officer


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